Description of the due diligence performed.
(1) Type of assets that were reviewed.
AMC Diligence, LLC (“AMCD”) or its subsidiary, through acquisition on December 18, 2015, JCIII & Associates, LLC (“JCIII”; formerly known as JCIII & Associates, Inc.; and together with AMC Diligence, LLC referred to collectively as “AMC”) performed due diligence services as described below utilizing various scopes of review. All of these mortgage loans, which were originated by multiple parties, were purchased by an affiliate of FirstKey Mortgage, LLC (“Client”) in multiple bulk transactions and were reviewed by AMC on behalf of such party. The mortgage loans were reviewed via files imaged and provided by the Client or its designee for review.

(2) Sample size of the assets reviewed.
The diligence review (the “Review”) was conducted on a portion of the securitization mortgage loan population reviewed by AMC. The total population covered during the Review varied by mortgage loan scope. The Client may have utilized multiple third-party review (“TPR”) firms for the securitization and AMC did not review all of the mortgage loans in the securitization loan population for a specific scope of review.

The mortgage loan review sample was broken down into the following review scopes:
▪	“Compliance Review”:	823 mortgage loans
▪	“Data Integrity Review”:	823 mortgage loans
▪	“Pre-Acquisition Collection Comment Review”:	721 mortgage loans
▪	“Pre-Acquisition Payment History Review”:	936 mortgage loans
▪	“Title Review”:	3,682 mortgage loans

Throughout the securitization process, the Client may have removed or added various mortgage loans from the securitization population for reasons that are unknown to AMC. AMC’s disclosures herein reflect findings on the securitization population (as known by AMC) as of the date hereof.

(3) Determination of the sample size and computation.
Identity of NRSRO	Title and Date of Criteria
DBRS, Inc.	Third-Party Due Diligence Criteria for U.S. RMBS Transactions, September 2014
Fitch Ratings, Inc.	U.S. RMBS Seasoned, Re-Performing and Non-Performing Loan Rating Criteria, March 2017
Moody's Investors Service, Inc.	Moody's Criteria for Evaluating Independent Third-Party Loan Level; Reviews for U.S. Residential Mortgage Backed Securities (RMBS), February 25, 2015
Morningstar Credit Ratings, LLC	Morningstar Due Diligence Mapping for 15E

(4) Quality or integrity of information or data about the assets: review and methodology.
AMC compared data fields on the bid tape provided by the Client to the data found in the actual file as captured during the Compliance Review. The scope of this review and the findings are detailed later in this document.

(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.
Not applicable.

(6) Value of collateral securing the assets: review and methodology.
Not applicable.

(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.
Please be advised that AMC did not make a determination as to whether the mortgage loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated below. There can be no assurance that the Review uncovered all relevant factors relating to the origination of the mortgage loans, their compliance with applicable law and regulations and the original appraisals relating to the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by AMC are dependent upon its receiving complete and accurate data regarding the mortgage loans from mortgage loan originators and other third parties upon which AMC is relying in reaching such findings.

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Please be further advised that AMC does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by AMC do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to AMC. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such mortgage loan or mortgage loans, shall be made solely by the Client, or other agreed upon party, that has engaged AMC to prepare its reports pursuant to its instructions and guidelines. The Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by AMC are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. AMC does not make any representation or warranty as to the value of any mortgage loan or mortgage loan’s collateral that has been reviewed by AMC.

AMC reviewed each mortgage loan to determine, as applicable, to the extent possible and subject to the caveats below, whether the mortgage loan complies with:

FOR APPLICATION DATES BEFORE JANUARY 10, 2014 (823 Mortgage Loans)
(I) Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below:
a)	Rescission (§1026.23):
i)	failure to provide the right of rescission notice;
ii)	failure to provide the right of rescission notice in a timely manner and to the correct consumer(s);
iii)	errors in the right of rescission notice;
iv)	failure to provide the correct form of right of rescission notice;
v)	failure to provide the three (3) business day rescission period; and
vi)
any material disclosure violation on a rescindable loan that gives rise to the right of rescission under TILA, which means the required disclosures of the annual percentage rate, the finance charge, the amount financed, the total of payments, the payment schedule, the HOEPA disclosures;

b)	TIL Disclosure (§§1026.17, 18 and 19) as applicable for loans with application dates prior to October 3, 2015:
i)	review and comparison of the initial and final TIL disclosures, and any re-disclosed TIL(s);
ii)	proper execution by all required parties;
iii)	principal and interest calculations, and proper completion of the interest rate and payment summary; and
iv)	timing of initial and re-disclosed TIL(s);
c)	Tolerances (§§1026.18, 22 and 23):
i)	inaccurate Annual Percentage Rate (APR) outside of applicable tolerance by comparing disclosed APR to re-calculated APR; and
ii)	inaccurate Finance Charge outside of applicable tolerance by comparing disclosed Finance Charge to re-calculated Finance Charge;
d)	High-cost Mortgage (§§1026.31, 32 and 33):
i)	points and fees threshold test;
ii)	APR threshold test;
iii)	prepayment penalty test; and
iv)	compliance with the disclosure requirements, limitation on terms and prohibited acts or practices in connection with a high-cost mortgage;
e)	Higher-priced Mortgage Loan (§1026.35):
i)	APR threshold test; and
ii)	compliance with the escrow account and appraisal requirements;

(II) Federal Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 12 C.F.R. Part 1024, as set forth below:
a)	Good Faith Estimate (GFE) (§1024.7) as applicable for loans with application dates prior to October 3, 2015:
i)	confirm the presence of the current GFE form in effect at the time of origination;
ii)	verify GFE was provided to the borrower(s) within three (3) business days of application;

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iii)	verify all sections of the GFE were accurately completed and that information was reflected in the appropriate locations;
iv)	determine whether a valid and properly documented changed circumstance accompanies any changes to loan terms and/or fees on any revised GFEs over the applicable tolerance(s); and
v)	confirm the presence of a settlement service provider list, as applicable.
b)	Final HUD-1/A Settlement Statement (HUD) (§1024.8) as applicable for loans with application dates prior to October 3, 2015:
i)	confirm current applicable HUD form was provided;
ii)	determination that the loan file contains the final HUD;
iii)	escrow deposit on the final HUD matches the initial escrow statement amount; and
iv)	verify all sections of the final HUD were accurately completed and that information was reflected in the appropriate locations.
c)	GFE and Final HUD Comparison (§1024.7) as applicable for loans with application dates prior to October 3, 2015:
i)	review changes disclosed on the last GFE provided to the borrower(s) to determine that such changes were within the allowed tolerances;
ii)	confirm loan terms and fees disclosed on the third page of the final HUD accurately reflect how such items were disclosed on the referenced GFE, page 2 of the final HUD and loan documents; and
iii)	review any documented cure of a tolerance violation to determine that the proper reimbursement was made and a revised HUD was provided at or within 30 days of settlement.
d)	Additional RESPA/Regulation X Disclosures and Requirements (§1024.6, 15, 17, 20, and 33):
i)	confirm the presence of the Servicing Disclosure Statement form in the loan file;
ii)	verify the Servicing Disclosure Statement was provided to the borrower(s) within three (3) business days of application;
iii)	confirm the presence of the Special Information Booklet in the loan file or that the loan file contains documentary evidence that the disclosure was provided to the borrower;
iv)	confirm the Special Information Booklet was provided within three (3) business days of application;
v)	confirm the presence of the Affiliated Business Arrangement Disclosure in the loan file in the event the lender has affiliated business arrangements;
vi)	confirm the Affiliated Business Arrangement Disclosure was provided no later than three (3) business days of application;
vii)	confirm the Affiliated Business Arrangement Disclosure is executed; and
viii)	confirm the presence of the Initial Escrow Disclosure Statement in the loan file and proper timing.

(III) The disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution and associated regulations;

(IV) The disclosure requirements and prohibitions of state, county and municipal laws and ordinances with respect to “high-cost” loans, “covered” loans, “higher-priced” loans, “home” loans or any other similarly designated loan as defined under such authorities, or subject to any other laws that were enacted to combat predatory lending, as may have been amended from time to time;

(V) Federal and state specific late charge and prepayment penalty provisions;

(VI) Document Review
AMC reviewed each mortgage loan file and verified if the following documents, if applicable, for the Review scope in question at the time of review, were included in the file and if the data on these documents was consistent:
▪	Initial application (1003);
▪	Final application (1003);
▪	Note;
▪	Appraisal;
▪	Sales contract;
▪	Title/Preliminary Title;
▪	Initial TIL;
▪	Final TIL;
▪	Final HUD-1;
▪	Initial and final GFE’s;
▪	Right of Rescission Disclosure;

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▪	Mortgage/Deed of Trust;
▪	Mortgage Insurance;
▪	Tangible Net Benefit Disclosure;
▪	FACTA disclosures; and
▪	Certain other disclosures related to the enumerated tests set forth herein.

(8) Other: review and methodology.
Data Integrity Review
AMC compared data fields on the bid tape provided by the Client to the data found in the actual file as captured during the Compliance Review. The number of fields included and reviewed on a bid tape can vary by counterparty and by time period of transaction.

Pre-Acquisition Collection Comment Review
AMC performed a review before acquisition utilizing individual mortgage loan collection comments provided by the servicer in order to provide a brief summary outlining current performance status, the borrower’s ability to pay, relative future/current risk including (hardship, life changes, etc.), possible servicer remedies, loss mitigation efforts, and modifications.

Pre-Acquisition Payment History Review
AMC performed a review utilizing individual mortgage loan payment history reports provided by the servicer. Using the MBA methodology, AMC created a payment string using a look back period for each mortgage loan within the payment history population ranging from 12 to 60 months.

SAFE ACT Review
For applicable mortgage loans, AMC performed a SAFE ACT review by going to the NMLS site and verifying, if the information is available, if the broker (if applicable) and the originator were licensed at the time of mortgage loan origination. The NMLS site contains limited retroactive license information and may not have such information available for all originators. This review was completed based upon the information that was available and AMC does not represent or warranty as to the completeness or accuracy of information contained on the site.

Title Review
As requested by the Client, a title review was included in AMC’s scope of review. To facilitate this review, the Client provided AMC with identifying data on the population of mortgage loans. Data provided by the client, included mortgage loan and servicer identification numbers as well as subject property address, borrower names, origination date, original mortgage loan amount for the subject mortgage and title policies from origination as it relates to the subject mortgage. Using the data provided, AMC ordered a current owner’s title search on these mortgage loans through a service provider. Upon receipt and review of the current owner’s title search results, AMC identified whether or not the title search report revealed any liens and/or judgments which could affect the seniority of the subject mortgage, including potentially superior post origination liens and/or judgments as well as subject mortgage not of record. For the purposes of identifying potentially superior post origination homeowners’ association (“HOA”) liens, the Client provided AMC a list of states for which potentially superior post origination HOA liens may take priority over the subject mortgage. The states identified by the Client to be super lien states are: AL, AK, CO, CT, DC, DE, FL, HI, IL, MA, MD, MN, MO, NV, NH, NJ, OR, PA, RI, TN, VA, VT, WA, and WV. AMC reviewed the title policies for all liens and/or judgments that were recorded before the recordation of the subject mortgage to determine if any identifiable liens and/or judgments were listed as an exception on schedule B of the applicable title policies.

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Summary of findings and conclusions of review
There were 823 mortgage loans in the final compliance population reviewed by AMC. After all documents were presented, 759 (92.22%) of the mortgage loans had exceptions; however, only 89 (10.81%) of the mortgage loans had exceptions that triggered a “C” or “D” rating under the NRSRO criteria noted above. Of the 823 mortgage loans reviewed for compliance, 809 were reviewed by AMCD and 14 were reviewed by JCIII.

COMPLIANCE RESULTS SUMMARY (823 Mortgage Loans) *
Pursuant to the applicable NRSRO criteria, AMC graded certain compliance exceptions as non-material based upon seasoning of the mortgage loans. Certain mortgage loans were seasoned beyond the applicable period under TILA in which affirmative claims could be brought by a consumer. The time period is not limited for claims, other than rescission, which may be raised as a defense to foreclosure. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan.

*Grades shown are related to grading criteria for Fitch, Moodys, & DBRS. For S&P, all “A” and “B” ratings were the same; however, the total “C” ratings would have represented 42 mortgage loans or (5.10%) and “D” ratings would have represented 47 mortgage loans or (5.71%).

AMC Consolidated
Compliance: Event Level	Loan Count	Percentage of Loans
A	64	7.78%
B	670	81.41%
C	44	5.35%
D	45	5.47%
Total	823	100.00%

AMC Diligence, LLC (809 Mortgage Loans)*
Compliance: Event Level	Loan Count	Percentage of Loans
A	62	7.66%
B	658	81.33%
C	44	5.44%
D	45	5.56%
Total	809	100.00%

JCIII & Associates, LLC (14 Mortgage Loans)
Compliance: Event Level	Loan Count	Percentage of Loans
A	2	14.29%
B	12	85.71%
C	0	0.00%
D	0	0.00%
Total	14	100.00%

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DATA INTEGRITY REVIEW RESULTS SUMMARY (823 Mortgage Loans)
AMC compared data fields on the bid tape provided by the Client to the data found in the actual file as captured during the Compliance Review. The number of fields included and reviewed on a bid tape can vary by counterparty and by the time period of the transaction. The information provided below is based upon the relevant data capture and bid tape elements for a specific transaction, as may be unique for that transaction, within the reviews that occurred to the associated mortgage loans that are included in the securitization population. Data discrepancies have been separated by mortgage loans reviewed by AMCD and mortgage loans reviewed by JCIII. Some mortgage loans may have multiple data discrepancies.

In total, data variances were found on 610 (74.11%) of the mortgage loans reviewed. The data for LTV, CLTV and DTI was taken directly from various documents in the mortgage loan files and was not recalculated for this review.

Please note that AMC did not track the number of fields that were checked on each mortgage loan for these data integrity elements as the data review was conducted during the acquisition of such assets and varied by transaction. AMC can confirm that not all fields would have been reviewed for all mortgage loans; however, mortgage loans within a similar transaction would have included a consistent data comparison for that transaction.

AMC Diligence, LLC (809 Mortgage Loans)
In total, data variances were found on 598 (73.92%) mortgage loans across 33 unique data fields in the AMCD sample.

Field	Loan Count	% of Loans
Interest Rate Life Cap	180	22.25%
Doc Type	145	17.92%
Property Type	101	12.48%
Interest Rate Initial Cap	86	10.63%
Mortgage Type	76	9.39%
Original CLTV	66	8.16%
Margin	57	7.05%
Original LTV	57	7.05%
Interest Rate Initial Floor	54	6.67%
Maturity Date	36	4.45%
First Payment Date	32	3.96%
Original Term	32	3.96%
Amortization Term	31	3.83%
LTV Valuation Value	29	3.58%
Index Type	26	3.21%
Refi Purpose	22	2.72%
Contract Sales Price	14	1.73%
Lien Position	14	1.73%
Occupancy	9	1.11%
Amortization Type	7	0.87%
PMI Company	7	0.87%
Purpose	7	0.87%
Interest Rate Periodic Cap	4	0.49%
Original Interest Rate	4	0.49%

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Field	Loan Count	% of Loans
Original Loan Amount	4	0.49%
Original P&I	3	0.37%
Appraised Value	2	0.25%
First Interest Rate Change Date	2	0.25%
# of Units	1	0.12%
Index	1	0.12%
Interest Rate Life Max	1	0.12%
PMI Coverage %	1	0.12%
Representative FICO	1	0.12%

JCIII & Associates, LLC (14 Mortgage Loans)
In total, data variances were found on 12 (85.71%) mortgage loans across 9 unique data fields in the JCIII sample.

Field	Loan Count	% of Loans
Rounding Factor	5	35.71%
Step Rate 1	4	28.57%
Step Year Eff 1	4	28.57%
Min Rate	2	14.29%
Prepay Months	2	14.29%
Property	2	14.29%
Mod First Pay Date	1	7.14%
Mod Maturity Date	1	7.14%
Modification Date	1	7.14%
Modification Flag	1	7.14%
Occupancy	1	7.14%

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OTHER REVIEW RESULTS SUMMARY (823 Mortgage Loans)
Exception listings have been separated for the mortgage loans reviewed by AMCD and the mortgage loans reviewed by JCIII. The summaries below detail the exceptions as noted in each party’s review and reflect only compliance EV2s or EV3s, as noted when conducting the original review in question. Please note that an EV3 may not result in a compliance C or D grade per relevant rating agency guidelines and some mortgage loans may have multiple exceptions. Certain RESPA and application date related exceptions, based upon the time of the initial review, may have been originally considered an EV3 and are reported in the table below as such but would now be considered an EV2.

AMC Diligence, LLC (809 Mortgage Loans)
The following exceptions were noted on the mortgage loans included in the Compliance Review performed by AMCD.

Exception	Event Level	# of Exceptions
Missing, Incorrect, or Incomplete HUD-1	EV3	45
HELOC	EV3	24
Misc. State Level	EV3	7
Missing, Incorrect, or Incomplete 1003	EV3	7
Missing, Incorrect, or Incomplete Note	EV3	4
Incomplete loan File	EV3	3
Missing, Incorrect, Unrecorded, or Incomplete Security Instrument	EV3	3
Missing Data	EV3	2
Missing, Incorrect, or Incomplete TIL	EV3	2
TILA Right-to-Cancel Missing, Incorrect, Incomplete and/or provided on the wrong form	EV3	2
State Late Charge	EV3	1
RESPA	EV2	1,136
Missing Application Date	EV2	297
TILA Finance Charge or APR Tolerance Non-Compliant	EV2	164
Missing, Incorrect, or Incomplete GFE	EV2	128
FACTA	EV2	107
HELOC	EV2	96
Flood Disclosure	EV2	85
TILA Right-to-Cancel Missing, Incorrect, Incomplete and/or provided on the wrong form	EV2	79
Missing, Incorrect, or Incomplete 1003	EV2	76
Missing, Incorrect, or Incomplete TIL	EV2	68
Misc. State Level	EV2	59
LTV	EV2	29
Missing, Incorrect, or Incomplete HUD-1	EV2	4
Miscellaneous Disclosure	EV2	1
State Prepayment Penalty	EV2	1
		2,430

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JCIII & Associates, LLC (14 Mortgage Loans)
The following exceptions were noted on the mortgage loans included in the Compliance Review performed by JCIII.

Exception	Event Level	# of Exceptions
TIL Finance Charge or APR Tolerance Non-Compliant	EV3	2
Missing, Incorrect, or Incomplete TIL	EV3	1
Misc. State Level	EV2	16
Missing, Incorrect, or Incomplete TIL	EV2	9
HMDA	EV2	7
Missing, Incorrect, or Incomplete GFE	EV2	6
FACTA	EV2	3
RESPA	EV2	3
		47

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PRE-ACQUISITION COLLECTION COMMENT REVIEW SUMMARY (721 Mortgage Loans)
A Pre-Acquisition Collection Comment review was completed by AMCD on a total of 721 mortgage loans. All of the mortgage loans had complete collection comment histories. With respect to the four (4) mortgage loans graded an EV3, three (3) mortgage loans had a deceased borrower with no information on an executor or heir and one (1) mortgage loan had evidence of property damage without an indication of insurance coverage. No material issues were identified on the remaining mortgage loans.

Servicing Review Grade	Loan Count	% of Loans
1	711	98.61%
2	6	0.83%
3	4	0.55%
Total	721	100.00%

PRE-ACQUISITION PAYMENT HISTORY REVIEW SUMMARY (936 Mortgage Loans)
A 24-month Pre-Acquisition Payment History review was completed by AMCD on a total of 936 mortgage loans. Of such mortgage loans, 932 had complete pay history strings and four (4) mortgage loans (0.43%) had incomplete pay history strings. Of these mortgage loans, 672 mortgage loans had no delinquencies during the lookback period and no missing pay history data. Three (3) mortgage loans did not show a delinquency; but were missing certain pay history data. The remaining 261 mortgage loans (27.89%) showed evidence of one or more delinquencies but had full pay history data (260 mortgage loans) or were missing pay history data (1 mortgage loan).

Delinquency During Lookback	Loan Count	% of Loans
No Delinquencies, Full Data	672	71.79%
No Delinquencies, Some Missing Data	3	0.32%
Delinquencies, Full Data	260	27.78%
Delinquencies, Some Missing Data	1	0.11%
Total	936	100.00%

Lookback Period (months)	Loan Count	% of Loans
24	936	100.00%
Total	936	100.00%

TAX AND TITLE REVIEW SUMMARY (3,682 Mortgage Loans – 3411 first liens and 271 piggyback second liens)

AMC Diligence, LLC Review
As part of the due diligence services, the Client provided AMC with identifying data on 3,682 mortgage loans. There were 146 first lien mortgage loans and 18 second lien mortgage loans that were determined to have critical findings based on the scope of reviews set forth herein. Of these mortgage loans, 33 first lien mortgage loans and 4 second lien mortgage loans had a senior lien encumbrance recorded after the recordation of the subject mortgage and could not be mitigated by reviewing schedule B of the related title policy. The remaining 114 first lien mortgage loans and 14 second lien mortgage loans had a senior lien encumbrance recorded before the recordation of the subject mortgage; however, none of these mortgage loans cited the encumbrance on schedule B of the related title policy. AMC determined from a review of the current owner’s title search there were no critical exceptions on the remaining 3,518 mortgage loans.

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ADDITIONAL SUMMARY (AMC Population) *

Purpose	Loan Count	% of Loans
Purchase	457	56.49%
Refinance Cash-out - Other	158	19.53%
Refinance Rate/Term	127	15.70%
Refinance Cash-out - Debt Consolidation	51	6.30%
Refinance Cash-out - Home Improvement	8	0.99%
Construction-Permanent	4	0.49%
UTD	2	0.25%
Refinance	1	0.12%
Refinance Streamlined	1	0.12%
Total	809	100.00%

Property Type	Loan Count	% of Loans
Single Family Detached	476	58.84%
Condo (Low Rise)	135	16.69%
PUD	69	8.53%
2 Family	37	4.57%
UTD	34	4.20%
3 Family	21	2.60%
Condo (High Rise)	15	1.85%
Single Family Attached	7	0.87%
Townhouse	6	0.74%
PUD Attached	5	0.62%
4 Family	3	0.37%
Manufactured Housing	1	0.12%
Total	809	100.00%

Lien Position (At Origination)	Loan Count	% of Loans
1	723	89.37%
2	86	10.63%
Total	809	100.00%

Term	Loan Count	% of Loans
360	738	91.22%
180	34	4.20%
300	30	3.71%
12	4	0.49%
240	1	0.12%
366	1	0.12%
480	1	0.12%
Total	809	100.00%

Amortization Type	Loan Count	% of Loans
ARM	776	95.92%
Fixed	33	4.08%
Total	809	100.00%
*Some “% of Loans” may not add to 100% due to rounding.

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ADDITIONAL SUMMARY (JCIII Population)*

Purpose	Loan Count	% of Loans
Cashout Refi	7	50.00%
Purchase	6	42.86%
Rate/Term Refi	1	7.14%
Total	14	100.00%

Property Type	Loan Count	% of Loans
Single Family	10	71.42%
Low Rise Condo (<5 Floors)	2	14.29%
PUD Detached	2	14.29%
Total	14	100.00%

Lien Position (At Origination)	Loan Count	% of Loans
1	14	100.00%
Total	14	100.00%

Term	Loan Count	% of Loans
360	14	100.00%
Total	14	100.00%

Amortization Type	Loan Count	% of Loans
ARM	14	100.00%
Total	14	100.00%

*Some “% of Loans” may not add to 100% due to rounding.

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